Ref No. 37895

                                                                            Dated:  May 24, 2006

                                      RATE CAP TRANSACTION

                                  RE: BNY REFERENCE NO. 37895

Ladies and Gentlemen:

        The  purpose  of this  letter  agreement  ("AGREEMENT")  is to  confirm  the  terms  and conditions  of the rate cap  Transaction  entered  into on the Trade Date  specified  below (the
"Transaction")  between  The  Bank of New York  ("BNY"),  a trust  company  duly  organized  and existing under the laws of the State of New York and Deutsche Bank Trust Company  Americas,  not
individually,  but solely as Trustee on behalf of RALI  Series  2006-QO5  (the  "COUNTERPARTY").
This  Agreement,  which evidences a complete and binding  agreement  between you and us to enter into the Transaction on the terms set forth below,  constitutes a "Confirmation"  as referred to in the "ISDA FORM MASTER  AGREEMENT" (as defined below),  as well as a "Schedule" as referred to in the ISDA Form Master Agreement

1.      FORM OF  AGREEMENT.  This  Agreement  is  subject  to the  2000  ISDA  Definitions  (the
"DEFINITIONS"),  as published  by the  International  Swaps and  Derivatives  Association,  Inc.
("ISDA").  You and we have  agreed  to  enter  into  this  Agreement  in lieu of  negotiating  a
Schedule to the 1992 ISDA Master  Agreement  (Multicurrency--Cross  Border)  form (the "ISDA FORM
MASTER  AGREEMENT").  An ISDA Form  Master  Agreement,  as  modified  by the  Schedule  terms in
Section 4 of this Confirmation (the "MASTER  AGREEMENT"),  shall be deemed to have been executed by you and us on the date we entered  into the  Transaction.  In the event of any  inconsistency between  the  provisions  of  this  Agreement  and  the  Definitions  or the  ISDA  Form  Master
Agreement,  this  Agreement  shall prevail for purposes of the  Transaction.  Capitalized  terms not  otherwise  defined  herein or in the  Definitions  or the Master  Agreement  shall have the meaning  defined  for  such  term in the  Series  Supplement,  dated as of May 1,  2006,  to the
Standard  Terms of Pooling and  Servicing  Agreement,  dated as of March 1, 2006  (together  the
"Pooling and Servicing Agreement").

2.      CERTAIN  TERMS.  The terms of the particular  Transaction  to which this  Confirmation relates are as follows:

        Type of Transaction:        Rate Cap

        Notional Amount:            With respect to any Calculation Period, the lesser of:
                                    (i) the amount set forth on Schedule I attached hereto
                                    for such Calculation Period and (ii) the aggregate
                                    Certificate Principal Balance of the Class A
                                    Certificates and Class M Certificates (as defined in the
                                    Pooling and Servicing Agreement) for such Floating Rate
                                    Payer Payment Date.

                                    The Trustee under the Pooling and Servicing Agreement
                                    shall provide at least five (5) business days notice
                                    prior to each Floating Rate Payer Payment Date for each
                                    Calculation Period to The Bank of New York if the
                                    aggregate Certificate Principal Balance of the Class A
                                    Certificates and Class M Certificates is less than the
                                    Schedule I attached hereto.

        Trade Date:                 May 24, 2006

        Effective Date:             January 25, 2009

        Termination Date:           March 25, 2017, subject to adjustment in accordance with
                                    the Following Business Day Convention.

    FIXED AMOUNTS:

        Fixed Amount Payer:         Counterparty

        Fixed Amount:               USD 1,973,000.00

        Fixed Amount
        Payment Date:               May 30, 2006

    FLOATING AMOUNTS:

        Floating Rate Payer:        BNY

        Cap Rate:                   For each Calculation Period, as set forth for such
period on
                                    Schedule I attached hereto

        Ceiling Rate:               For each Calculation Period, as set forth for such
period on
                                    Schedule I attached hereto

        Floating Rate Payer
               Period End Dates:    The 25th calendar day of each month during the Term of
                                    this Transaction, commencing February 25, 2009 and
                                    ending on the Termination Date, with No Adjustment.

        Floating Rate Payer
               Payment Dates:       Early Payment shall be applicable. The Floating Rate
                                    Payer Payment Date shall be two (2) Business Days
                                    preceding each Floating Rate Payer Period End Date.

        Floating Rate Option:       USD-LIBOR-BBA; provided, however, if the Floating Rate
                                    determined from such Floating Rate Option for a
                                    Calculation Period is greater than the Ceiling Rate then
                                    the Floating Rate for such Calculation Period shall be
                                    deemed equal to the Ceiling Rate.

        Designated Maturity:        One month

        Floating Rate Day
        Count Fraction:             30/360

        Reset Dates:                The first day of each Calculation Period

        Compounding:                Inapplicable

        Business Days:              New York and Los Angeles

        Calculation Agent:          BNY

3.      ADDITIONAL PROVISIONS:

        1)     RELIANCE.  Each party hereto is hereby advised and acknowledges  that the other
        party  has  engaged  in  (or  refrained  from  engaging  in)   substantial   financial
        transactions  and has taken (or  refrained  from  taking)  other  material  actions in reliance upon the entry by the parties into the Transaction  being entered into on the terms and conditions set forth herein.

        2)     TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The
        McGraw-Hill Companies, Inc ("S&P") and Moody's Investors Service, Inc. ("MOODY'S"),
        has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing
        Agreement (the "CERTIFICATES").

4.      PROVISIONS DEEMED INCORPORATED IN A SCHEDULE TO THE MASTER AGREEMENT:

1)      NO NETTING BETWEEN  TRANSACTIONS.  The parties agree that subparagraph (ii) of Section
               2(c) of the ISDA Form Master Agreement will apply to any Transaction.

        2)     TERMINATION  PROVISIONS.  Subject to the  provisions of Paragraph  4(11) below, for purposes of the Master Agreement:

               (a)    "SPECIFIED  ENTITY" is not  applicable  to BNY or  Counterparty  for any purpose.

               (b)    "BREACH OF  AGREEMENT"  provision of Section  5(a)(ii) will not apply to
                      BNY or Counterparty.

               (c)    "CREDIT SUPPORT DEFAULT"  provisions of Section 5(a)(iii) will not apply to BNY or Counterparty.

               (d)    "MISREPRESENTATION"  provisions  of Section  5(a)(iv)  will not apply to
                      BNY or Counterparty.

               (e)    "DEFAULT  UNDER  SPECIFIED  TRANSACTION"  is  not  applicable  to BNY or
                      Counterparty for any purpose,  and,  accordingly,  Section 5(a)(v) shall not apply to BNY or Counterparty.

               (f)    The "CROSS  DEFAULT"  provisions  of Section  5(a)(vi) will not apply to
                      BNY or to Counterparty.

               (g)    The "BANKRUPTCY"  provisions of Section  5(a)(vii)(2)  will not apply to
                      Counterparty.

               (h)    The "CREDIT EVENT UPON MERGER"  provisions of Section  5(b)(iv) will not apply to BNY or Counterparty.

               (i)    The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to BNY or to Counterparty.

               (j)    PAYMENTS ON EARLY  TERMINATION.  For the purpose of Section 6(e) of this
                      Agreement:

                      (i)    Market Quotation will apply.

                      (ii)   The Second Method will apply.

               (k)    "TERMINATION CURRENCY" means United States Dollars.

        3)     TAX REPRESENTATIONS.

               (a)    PAYER  REPRESENTATIONS.   For  the  purpose  of  Section  3(e)  of  this
                      Agreement, BNY and Counterparty make the following representations:

                      It is not  required by any  applicable  law, as modified by the practice
                      of  any  relevant  governmental  revenue  authority,   of  any  Relevant
                      Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any  payment  (other  than  interest  under  Section  2(e),
                      6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

                      (i)    the  accuracy  of any  representations  made by the  other  party pursuant to Section 3(f) of this Agreement;

                      (ii)   the  satisfaction of the agreement  contained in Section 4 (a)(i)
                             or   4(a)(iii)   of  this   Agreement   and  the   accuracy   and
                             effectiveness  of  any  document  provided  by  the  other  party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

                      (iii)  the  satisfaction  of the agreement of the other party  contained in Section 4(d) of this Agreement,  provided that it shall not be a breach  of this  representation  where  reliance  is  placed on clause  (ii)  and the  other  party  does not  deliver  a form or document under Section 4(a)(iii) by reason of material  prejudice of its legal or commercial position.

               (b)    PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this
                      Agreement, BNY and Counterparty make the following representations.

                      (i)    The following representation will apply to BNY:

                             (x) It is a "U.S.  person"  (as  that  term  is  used in  section
                             1.1441-4(a)(3)(ii)  of the United  States  Treasury  Regulations)
                             for United States federal income tax purposes,  (y) it is a trust company duly  organized and existing  under the laws of the State of New York, and (y) its U.S. taxpayer  identification  number is
                             135160382.

                      (ii)   The following representation will apply to the Counterparty:

                             The beneficial owner of payments made to it under this Agreement is a "U.S. person" (as that term is used in section
                             1.1441-4(a)(3)(ii) of United States Treasury Regulations) for
                             United States federal income tax purposes.

        4)     DOCUMENTS TO BE DELIVERED.  FOR THE PURPOSE OF SECTION 4(A):

               (a)    Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO                                                                 COVERED BY SECTION
DELIVER DOCUMENT        FORM/DOCUMENT/ CERTIFICATE              DATE BY WHICH     3(D) REPRESENTATION
                                                                TO BE DELIVERED
BNY and            Any document required or reasonably           Upon the execution and    Yes
Counterparty       requested to allow the other party to         delivery of this
                   make payments under this Agreement            Agreement
                   without any deduction or withholding for
                   or on the account of any tax.

               (b)    Other documents to be delivered are:

PARTY REQUIRED TO         FORM/DOCUMENT/ CERTIFICATE          DATE BY WHICH TO    COVERED BY SECTION
DELIVER DOCUMENT                                              BE DELIVERED        3(D) REPRESENTATION
BNY                A certificate of an authorized officer of     Upon the execution and    Yes
                   the party, as to the incumbency and           delivery of this
                   authority of the respective officers of the   Agreement
                   party signing this Agreement, any relevant
                   Credit Support Document, or any
                   Confirmation, as the case may be
Counterparty       (i) a copy of the executed Pooling and        Upon the execution and    Yes
                   Servicing Agreement, and (ii) an incumbency   delivery of this
                   certificate verifying the true signatures     Agreement.
                   and authority of the person or persons
                   signing this letter agreement on behalf of
                   the Counterparty
BNY                A copy of the most recent publicly            Promptly after request    Yes
                   available regulatory call report.             by the other party
BNY                Legal Opinion as to enforceability of this    Upon the execution and    Yes
                   Agreement                                     delivery of this
                                                                 Agreement.
Counterparty       Certified copy of the Board of Directors      Upon the execution and    Yes
                   resolution (or equivalent authorizing         delivery of this
                   documentation) which sets forth the           Agreement.
                   authority of each signatory to the
                   Confirmation signing on its behalf and the
                   authority of such party to enter into
                   Transactions contemplated and performance
                   of its obligations hereunder.

        5)  MISCELLANEOUS.

               (a)    ADDRESS  FOR  NOTICES:  For  the  purposes  of  Section  12(a)  of  this
                      Agreement:

                      Address for notices or communications to BNY:

                             The Bank of New York
                             Swaps and Derivative Products Group
                             Global Market Division
                             32 Old Slip 15th Floor
                             New York, New York 10286
                             Attention: Steve Lawler

                             with a copy to:

                             The Bank of New York
                             Swaps and Derivative Products Group
                             32 Old Slip 16th Floor
                             New York, New York 10286
                             Attention: Andrew Schwartz
                             Tele: 212-804-5103
                             Fax: 212-804-5818/5837

                             (For all purposes)

                      Address for notices or communications to the Counterparty:

                             Deutsche Bank Trust Company Americas
                             Attn: Trust Administration-
                             RALI 2006-QO5
                             1761 East St. Andrew Place
                             Santa Ana, CA 92705

                             (For all purposes)

               (b)    PROCESS AGENT.  For the purpose of Section 13(c):

                      BNY appoints as its Process Agent:  Not Applicable

                      The Counterparty appoints as its Process Agent:   Not Applicable

               (c)    OFFICES.  The  provisions  of  Section  10(a)  will  not  apply  to this
                      Agreement;  neither BNY nor the Counterparty have any Offices other than as set forth in the Notices  Section and BNY agrees  that,  for purposes of  Section  6(b) of this  Agreement,  it shall not in  future  have any
                      Office other than one in the United States.

               (d)    MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

                             BNY is not a Multibranch Party.

                             The Counterparty is not a Multibranch Party.

               (e)    CALCULATION AGENT.  The Calculation Agent is BNY.

               (f)    CREDIT SUPPORT DOCUMENT.     Not   applicable  for  either  BNY  or  the
                                                   Counterparty.

               (g)    CREDIT SUPPORT PROVIDER.

                             BNY:                  Not Applicable

                             The Counterparty:     Not Applicable

               (h)    GOVERNING LAW. The parties to this  Agreement  hereby agree that the law of the State of New York shall  govern their rights and duties in whole, without  regard to conflict  of law  provisions  thereof  other than New
                      York General Obligations Law Sections 5-1401 and 5-1402.

               (i)    SEVERABILITY.  If any term,  provision,  covenant,  or condition of this
                      Agreement,  or the  application  thereof  to any party or  circumstance, shall be held to be invalid or  unenforceable  (in whole or in part) for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall  continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable  portion eliminated,  so long as this  Agreement  as so modified  continues  to express,  without material  change,  the  original  intentions  of the  parties  as to the subject  matter of this  Agreement  and the  deletion of such portion of this Agreement will not substantially  impair the respective benefits or expectations of the parties.

                      The  parties  shall  endeavor  to engage in good faith  negotiations  to replace  any  invalid or  unenforceable  term,  provision,  covenant  or condition  with a valid or  enforceable  term,  provision,  covenant  or condition,  the  economic  effect of which comes as close as possible to that of the  invalid  or  unenforceable  term,  provision,  covenant  or condition.

               (j)    RECORDING OF  CONVERSATIONS.  Each party (i)  consents to the  recording of  telephone  conversations  between the trading,  marketing  and other relevant  personnel of the parties in connection  with this Agreement or any potential  Transaction,  (ii) agrees to obtain any necessary consent of, and give any  necessary  notice of such  recording  to, its relevant personnel and (iii) agrees,  to the extent  permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

               (k)    WAIVER  OF JURY  TRIAL.  Each  party  waives  any right it may have to a trial by jury in respect of any  Proceedings  relating to this Agreement or any Credit Support Document.

               (l)    [RESERVED].

               (m)    LIMITATION  ON  INSTITUTION  OF  BANKRUPTCY  PROCEEDINGS.  BNY shall not institute  against or cause any other  person to institute  against,  or join any other  person in  instituting  against  the  Counterparty,  any
                      bankruptcy,  reorganization,   arrangement,  insolvency  or  liquidation
                      proceedings,  under  any of the laws of the  United  States or any other jurisdiction,  for a period of one year and one day (or, if longer,  the applicable preference period) following  indefeasible payment in full of the Certificates.

               (n)    REMEDY OF FAILURE TO PAY OR DELIVER.  The ISDA Form Master  Agreement in
                      hereby amended as follows:

                      The word  "third"  shall be replaced  by the word  "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

               (o)    "AFFILIATE"  will have the meaning  specified  in Section 14 of the ISDA
                      Form Master  Agreement,  provided that the Counterparty  shall be deemed not to have any  Affiliates  for purposes of this  Agreement,  including for purposes of Section 6(b)(ii).

        6)     ADDITIONAL  REPRESENTATIONS.  Section 3 of the ISDA Form  Master  Agreement  is
               hereby  amended by adding,  before the close  parenthesis  in the  introductory sentence  thereof,  the words ",  and,  in the case of the  representations  in
               Section 3(i), at all times",  and, at the end thereof,  the following  Sections
               3(g), 3(h) and 3(i):

               "(g)   RELATIONSHIP BETWEEN PARTIES.

                      (1)    NONRELIANCE.   It  is   not   relying   on   any   statement   or
                             representation  of the  other  party  regarding  the  Transaction
                             (whether  written  or  oral),  other  than  the   representations
                             expressly made in this Agreement or the  Confirmation  in respect of that Transaction.

                      (2)    EVALUATION AND UNDERSTANDING.

                             (i)    It is acting for its own account  and has the  capacity to evaluate  (internally or through independent  professional advice) the  Transaction  and has made its own decision to enter  into the  Transaction  and,  in the case of ______, it has entered into this  Agreement  pursuant to direction
                                    received   by  it  under   the   Pooling   and   Servicing
                                    Agreement;   it  is  not  relying  on  any   communication
                                    (written  or  oral)  of  the  other  party  as  investment
                                    advice  or  as  a   recommendation   to  enter  into  such
                                    transaction;  it being  understood  that  information  and explanations  related to the terms and  conditions of such transaction  shall not be considered  investment advice or a  recommendation  to  enter  into  such  transaction.  No communication  (written or oral)  received  from the other party shall be deemed to be an  assurance  or guarantee as to the expected results of the transaction; and

                             (ii)   It  understands  the  terms,  conditions  and risks of the
                                    Transaction  and is  willing  and  able  to  accept  those terms and  conditions  and to assume  (and  does,  in fact assume) those risks, financially and otherwise.

                      (3)    PRINCIPAL.  The other  party is not acting as a  fiduciary  or an advisor for it in respect of this Transaction.

               (h)    EXCLUSION  FROM  COMMODITIES  EXCHANGE  ACT.  (A)  It  is  an  "eligible contract  participant"  within  the  meaning  of  Section  1a(12) of the
                      Commodity  Exchange  Act,  as  amended;  (B)  this  Agreement  and  each
                      Transaction is subject to individual  negotiation by such party; and (C)
                      neither this  Agreement nor any  Transaction  will be executed or traded on a  "trading  facility"  within the  meaning of Section  1a(33) of the
                      Commodity Exchange Act, as amended.

               (i)    ERISA.  (PENSION PLANS).  It is not a pension plan or employee  benefits plan and it is not using assets of any such plan or assets  deemed to be assets of such a plan in connection with this Transaction.

        7)     SET-OFF.   Notwithstanding  any  provision  of  this  Agreement  or  any  other existing or future  agreement  (but without  limiting the provisions of Section
               2(c) and Section 6 of the Master Agreement),  each party irrevocably waives any and all rights it may have to set off,  net,  recoup or  otherwise  withhold or suspend or condition  payment or performance  of any obligation  between it and the other  party  hereunder  against  any  obligation  between it and the other party under any other  agreements.  The last sentence of the first paragraph of
               Section 6(e) of the ISDA Form Master  Agreement shall not apply for purposes of this Transaction.

        8)     ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

               (i)    DOWNGRADE.  BNY fails to comply  with the  Downgrade  Provisions  as set forth in Paragraph 4(9).  BNY shall be the sole Affected Party.

        9)     RATINGS DOWNGRADE.  For purposes of each Transaction:

               (i)    CERTAIN DEFINITIONS.

                      (A)    "RATING AGENCY  CONDITION"  means, with respect to any particular proposed act or omission to act  hereunder,  that the Trustee shall have received prior written  confirmation  from each of the applicable Rating
                      Agencies,  and shall  have  provided  notice  thereof  to BNY,  that the proposed  action or inaction  would not cause a downgrade or  withdrawal of their then-current ratings of the Certificates.

                      (B)    "QUALIFYING  RATINGS"  means,  with  respect  to the  debt  of any assignee or guarantor under Paragraph 4(9)(ii) below,

                             (x)    a short-term  unsecured and  unsubordinated  debt rating of
                             "P-1" (not on watch for downgrade),  and a long-term unsecured and unsubordinated  debt of "A1" (not on watch for downgrade)  (or, if it has no short-term  unsecured and unsubordinated  debt rating, a long  term  rating  of  "Aa3"  (not on  watch  for  downgrade)  by
                             Moody's, and

                             (y)    a short-term  unsecured and  unsubordinated  debt rating of
                             "A-1" by S&P, and

                             (z)    a short-term  unsecured and  unsubordinated  debt rating of
                             "F-1" by Fitch.

                      (C)    A  "COLLATERALIZATION  EVENT"  shall occur with respect to BNY (or any applicable credit support provider) if:

                             (x)    its  short-term  unsecured and  unsubordinated  debt rating is  reduced  to "P-1"  (and is on watch for  downgrade)  or below, and its  long-term  unsecured and  unsubordinated  debt is reduced to "A1" (and is on watch for  downgrade)  or below (or,  if it has no short-term  unsecured and unsubordinated  debt rating, its long term  rating is reduced  to "Aa3" (and is on watch for  downgrade)
                             or below) by Moody's, or

                             (y)    its short-term  unsecured and  unsubordinated  debt rating is reduced below "A-1" by S&P; or

                             (z)    its short-term  unsecured and  unsubordinated  debt rating is reduced below "F-1" by Fitch.

                      (D)    A  "RATINGS  EVENT"  shall  occur  with  respect  to BNY  (or any applicable credit support provider) if:

                             (x)    its short-term  unsecured and  unsubordinated  debt rating is  withdrawn  or reduced  to "P-2" or below by  Moody's  and its long-term  unsecured and  unsubordinated  debt is reduced to "A3"
                             or  below   (or,   if  it  has  no   short-term   unsecured   and
                             unsubordinated  debt  rating,  its long term rating is reduced to
                             "A2" or below) by Moody's, or

                             (y)    its  long-term  unsecured and  unsubordinated  debt rating is withdrawn  or reduced below "BBB-" by S&P, or

                             (z)    its  long-term  unsecured and  unsubordinated  debt rating is withdrawn  or reduced below "BBB-" by Fitch.

                      For purposes of (C) and (D) above,  such events include those  occurring in connection with a merger,  consolidation or other similar transaction by BNY or any  applicable  credit  support  provider,  but they shall be deemed  not to occur if,  within  30 days (or,  in the case of a Ratings
                      Event,  10 Business  Days)  thereafter,  each of the  applicable  Rating
                      Agencies  has   reconfirmed   the  ratings  of  the   Certificates,   as
                      applicable,  which were in effect  immediately  prior  thereto.  For the avoidance of doubt, a downgrade of the rating on the Certificates  could occur in the event that BNY does not post sufficient collateral.

               (ii)   ACTIONS  TO BE TAKEN UPON  OCCURRENCE  OF EVENT.  Subject,  in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

                      (A)    COLLATERALIZATION  EVENT.  If a  Collateralization  Event  occurs with respect to BNY (or any applicable  credit support  provider),  then
                      BNY  shall,  at its  own  expense,  within  thirty  (30)  days  of  such
                      Collateralization Ratings Event:

                             (1)    post  collateral  under  agreements and other  instruments
                             approved  by  the   Counterparty,   such   approval   not  to  be
                             unreasonably  withheld,  which will be  sufficient to restore the immediately prior ratings of the Certificates,

                             (2)    assign the  Transaction  to a third party,  the ratings of the debt of which (or of the  guarantor  of which) meet or exceed the Qualifying Ratings,  on terms  substantially  similar to this
                             Confirmation,  which party is approved by the Counterparty,  such approval not to be unreasonably withheld,

                             (3)    obtain  a  guaranty  of,  or a  contingent  agreement  of, another  person,  the  ratings  of the debt of  which  (or of the guarantor  of which) meet or exceed the  Qualifying  Ratings,  to honor BNY's obligations under this Agreement,  provided that such other person is approved by the  Counterparty,  such approval not to be unreasonably withheld, or

                             (4)    establish   any   other   arrangement   approved   by  the
                             Counterparty,  such  approval  not to be  unreasonably  withheld, which  will  be  sufficient  to  restore  the  immediately  prior ratings of their Certificates.

                      (B)    RATINGS  EVENT.  If a Ratings  Event  occurs  with  respect to BNY
                      (or any applicable credit support  provider),  then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

                             (1)    assign the  Transaction  to a third  party,  the ratings of the debt of which (or of the  guarantor  of which)  meet or exceed the Qualifying  Ratings,  on terms  substantially  similar to this
                             Confirmation,  which party is approved by the  Counterparty,  such approval not to be unreasonably withheld,

                             (2)    obtain  a  guaranty  of,  or a  contingent  agreement  of, another  person,  the  ratings  of the debt of  which  (or of the guarantor  of which) meet or exceed the  Qualifying  Ratings,  to honor BNY's obligations under this Agreement,  provided that such other person is approved by the  Counterparty,  such approval not to be unreasonably withheld, or

                             (3)    establish   any   other   arrangement   approved   by  the
                             Counterparty,  such  approval  not to be  unreasonably  withheld, which  will  be  sufficient  to  restore  the  immediately  prior ratings of the Certificates.

10)     COMPLIANCE WITH  REGULATION AB. It shall be a disclosure  event  ("DISCLOSURE  EVENT")
               if, on any Business Day after the date hereof,  Sponsor  requests  from BNY the financial  information  described  in Item 1115(b) of  Regulation  AB under the
               Securities Act of 1933, as amended,  and the  Securities  Exchange Act of 1934, as amended (the "EXCHANGE ACT")  ("REGULATION  AB"),  (such request to be based
               on  the  reasonable   determination  by  Sponsor,  in  good  faith,  that  such
               information   is  required   under   Regulation  AB)  (the  "REG  AB  FINANCIAL
               Disclosure").   Within  10  Business  Days  of  the  occurrence  of  a  Reg  AB
               Disclosure  Event,  BNY, at its own  expense,  shall (a) provide to the Sponsor the Reg AB Financial  Disclosure,  or (b) secure  another entity to replace BNY as party to this  Agreement on terms  substantially  similar to this  Agreement and subject to prior  notification to the applicable Rating Agencies,  the debt rating of which entity (or guarantor  therefor)  meets or exceeds the qualified ratings (or which  satisfies the Rating Agency  Condition)  and which entity is able to comply with the  requirement  of Item  1115(b) of Reg AB. If  permitted by Regulation  AB, any required Reg AB Financial  Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

        11)    ADDITIONAL  PROVISIONS.  Notwithstanding  the terms of  Sections 5 and 6 of the
               ISDA  Form  Master  Agreement,   if  Counterparty  has  satisfied  its  payment
               obligations  under  Section  2(a)(i)  of the ISDA Form  Master  Agreement,  and
               shall,  at the time,  have no future  payment or delivery  obligation,  whether absolute or  contingent,  then unless BNY is required  pursuant to  appropriate proceedings  to return to  Counterparty  or otherwise  returns to  Counterparty upon demand of Counterparty any portion of such payment,  (a) the occurrence of an event  described  in Section  5(a) of the ISDA Form  Master  Agreement  with respect to  Counterparty  shall not constitute an Event of Default or Potential
               Event of Default with respect to Counterparty  as the Defaulting  Party and (b)
               BNY shall be  entitled  to  designate  an Early  Termination  Date  pursuant to
               Section 6 of the ISDA Form Master  Agreement  only as a result of a Termination
               Event set forth in either Section 5(b)(i) or Section  5(b)(ii) of the ISDA Form
               Master  Agreement  with  respect  to BNY  as  the  Affected  Party  or  Section
               5(b)(iii)  of  the  ISDA  Form  Master  Agreement  with  respect  to BNY as the
               Burdened  Party.  For  purposes  of the  Transaction  to which  this  Agreement relates,  Counterparty's only obligation under Section 2(a)(i) of the ISDA Form
               Master  Agreement  is to pay the Fixed  Amount on the Fixed Rate Payer  Payment
               Date.

        12)    PAYMENTS.  BNY  will,  unless  otherwise  directed  by the  Trustee,  make  all payments  hereunder to the Trustee.  Payment made to the Trustee at the account specified  herein or to another  account  specified  in writing by the  Trustee shall  satisfy the payment  obligations  of BNY hereunder to the extent of such payment.

        13)    LIMITATION  OF  TRUSTEE  LIABILITY.  Notwithstanding  anything  herein  to  the contrary,  it is expressly understood and agreed by the parties hereto that (a)
               this letter  agreement is executed and delivered by Deutsche Bank Trust Company
               Americas  ("DBTCA"),  not individually or personally,  but solely as Trustee of the RALI Series  2006-QO5  Trust,  in the exercise of the powers and  authority conferred and vested in it, (b) each of the  representations,  undertakings and agreements  herein made on the part of the RALI Series  2006-QO5  Trust is made and intended not as personal  representations,  undertakings  and agreements by
               DBTCA but is made and  intended for the purpose of binding only the RALI Series
               2006-QO5  Trust,  (c) nothing herein  contained  shall be construed as creating any  liability on DBTCA  individually  or  personally,  to perform any covenant either  expressed or implied  contained  herein,  all such  liability,  if any, being  expressly  waived by the parties  hereto and by any Person  claiming by, through or under the parties  hereto;  provided that nothing in this  paragraph shall  relieve  DBTCA from  performing  its duties  and  obligations  under the
               Pooling and  Servicing  Agreement in  accordance  with the standard of care set forth therein,  and (d) under no circumstances shall DBTCA be personally liable for the payment of any  indebtedness  or  expenses of the RALI Series  2006-QO5
               Trust  or  be  liable   for  the   breach  or   failure   of  any   obligation,
               representation,  warranty or  covenant  made or  undertaken  by the RALI Series
               2006-QO5 Trust under this letter agreement or any other related documents.

5.      ACCOUNT DETAILS AND SETTLEMENT INFORMATION:

        Payments to BNY:

               The Bank of New York
               Derivative Products Support Department
               32 Old Slip, 16th Floor
               New York, New York 10286
               Attention: Renee Etheart
               ABA #021000018
               Account #890-0068-175
               Reference: Interest Rate Cap

        Payments to Counterparty:

               Deutsche Bank Trust Company Americas
               ABA 021-001-033
               A/C # 01419663
               A/C Name NYLTD Funds Control - Stars West
               Ref: RALI 2006-QO5 CAP Funds

6.  COUNTERPARTS.  This  Agreement  may be  executed  in several  counterparts,  each of which shall be  deemed an  original  but all of which  together  shall  constitute  one and the same instrument.

          Please  confirm that the foregoing  correctly  sets forth the terms of our agreement by executing  this  agreement and returning it via  facsimile to Derivative  Products  Support
Dept.,  Attn:  Kenny  Au-Yeung  at  212-804-5818/5837.  Once we receive  this we will send you two original confirmations for execution.

           We are  very  pleased  to  have  executed  this  Transaction  with  you and we look forward to completing other transactions with you in the near future.

          Very truly yours,

THE BANK OF NEW YORK

By:     /s/ Andrew Schwartz

        Name:  Andrew Schwartz

        Title:  Assistant Vice President

The  Counterparty,  acting through its duly  authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK TRUST COMPANY AMERICAS
SOLELY AS TRUSTEE FOR RALI SERIES 2006-QO5

By:     /s/ Barbara Campbell

        Name: Barbara Campbell

        Title: Vice President

                                          SCHEDULE I

        All dates subject to adjustment in accordance with the Following Business Day
                                         Convention.

--------------------------------------------------------------------------------
  ACCRUAL START   ACCRUAL END  NOTIONAL AMOUNT (IN              EILING RATE (%)
      DATE            DATE             USD)        CAP RATE (%)C
--------------------------------------------------------------------------------
    1/25/2009      2/25/2009       489,279,434         7.30          7.77
--------------------------------------------------------------------------------
    2/25/2009      3/25/2009       472,605,732         7.30          7.77
--------------------------------------------------------------------------------
    3/25/2009      4/25/2009       454,977,383         7.30          7.77
--------------------------------------------------------------------------------
    4/25/2009      5/25/2009       438,115,918         7.30          7.77
--------------------------------------------------------------------------------
    5/25/2009      6/25/2009       415,668,964         7.30          7.77
--------------------------------------------------------------------------------
    6/25/2009      7/25/2009       399,852,202         7.30          7.77
--------------------------------------------------------------------------------
    7/25/2009      8/25/2009       384,541,994         7.30          7.77
--------------------------------------------------------------------------------
    8/25/2009      9/25/2009       369,889,816         7.30          7.77
--------------------------------------------------------------------------------
    9/25/2009      10/25/2009      355,788,557         7.30          7.77
--------------------------------------------------------------------------------
   10/25/2009      11/25/2009      342,142,200         7.30          7.77
--------------------------------------------------------------------------------
   11/25/2009      12/25/2009      323,869,926         7.30          7.77
--------------------------------------------------------------------------------
   12/25/2009      1/25/2010       311,523,178         7.30          7.70
--------------------------------------------------------------------------------
    1/25/2010      2/25/2010       299,712,254         7.30          7.60
--------------------------------------------------------------------------------
    2/25/2010      3/25/2010       288,351,272         7.30          7.51
--------------------------------------------------------------------------------
    3/25/2010      4/25/2010       277,235,254         7.30          7.45
--------------------------------------------------------------------------------
    4/25/2010      5/25/2010       266,722,567         7.30          7.30
--------------------------------------------------------------------------------
    5/25/2010      6/25/2010       251,738,188         7.14          7.14
--------------------------------------------------------------------------------
    6/25/2010      7/25/2010       242,274,185         6.99          6.99
--------------------------------------------------------------------------------
    7/25/2010      8/25/2010       233,106,459         6.83          6.83
--------------------------------------------------------------------------------
    8/25/2010      9/25/2010       224,323,865         6.68          6.68
--------------------------------------------------------------------------------
    9/25/2010      10/25/2010      215,864,857         6.53          6.53
--------------------------------------------------------------------------------
   10/25/2010      11/25/2010      207,669,165         6.37          6.37
--------------------------------------------------------------------------------
   11/25/2010      12/25/2010      195,263,447         6.22          6.22
--------------------------------------------------------------------------------
   12/25/2010      1/25/2011       187,901,687         6.07          6.10
--------------------------------------------------------------------------------
    1/25/2011      2/25/2011       180,843,880         5.91          6.10
--------------------------------------------------------------------------------
    2/25/2011      3/25/2011       174,037,675         5.76          6.10
--------------------------------------------------------------------------------
    3/25/2011      4/25/2011       167,375,447         5.60          6.10
--------------------------------------------------------------------------------
    4/25/2011      5/25/2011       161,046,289         5.30          6.10
--------------------------------------------------------------------------------
    5/25/2011      6/25/2011       159,806,077         5.30          6.17
--------------------------------------------------------------------------------
    6/25/2011      7/25/2011       154,219,195         5.30          6.31
--------------------------------------------------------------------------------
    7/25/2011      8/25/2011       148,649,369         5.30          6.47
--------------------------------------------------------------------------------
    8/25/2011      9/25/2011       143,311,188         5.30          6.61
--------------------------------------------------------------------------------
    9/25/2011      10/25/2011      138,170,995         5.30          6.76
--------------------------------------------------------------------------------
   10/25/2011      11/25/2011      133,195,586         5.30          6.90
--------------------------------------------------------------------------------
   11/25/2011      12/25/2011      124,421,975         5.30          7.03
--------------------------------------------------------------------------------
   12/25/2011      1/25/2012       119,979,756         5.30          7.18
--------------------------------------------------------------------------------
    1/25/2012      2/25/2012       115,722,617         5.30          7.32
--------------------------------------------------------------------------------
    2/25/2012      3/25/2012       111,620,946         5.30          7.45
--------------------------------------------------------------------------------
    3/25/2012      4/25/2012       107,625,431         5.30          7.59
--------------------------------------------------------------------------------
    4/25/2012      5/25/2012       103,831,920         5.30          7.71
--------------------------------------------------------------------------------
    5/25/2012      6/25/2012        97,206,689         5.30          7.84
--------------------------------------------------------------------------------
    6/25/2012      7/25/2012        93,779,996         5.30          7.97
--------------------------------------------------------------------------------
    7/25/2012      8/25/2012        90,444,018         5.30          8.08
--------------------------------------------------------------------------------
    8/25/2012      9/25/2012        87,245,750         5.30          8.20
--------------------------------------------------------------------------------
    9/25/2012      10/25/2012       84,161,861         5.30          8.30
--------------------------------------------------------------------------------
   10/25/2012      11/25/2012       81,167,915         5.30          8.40
--------------------------------------------------------------------------------
   11/25/2012      12/25/2012       75,485,548         5.30          8.49
--------------------------------------------------------------------------------
   12/25/2012      1/25/2013        72,712,240         5.30          8.57
--------------------------------------------------------------------------------
    1/25/2013      2/25/2013        70,053,135         5.30          8.67
--------------------------------------------------------------------------------
    2/25/2013      3/25/2013        67,488,450         5.30          8.76
--------------------------------------------------------------------------------
    3/25/2013      4/25/2013        64,978,572         5.30          8.82
--------------------------------------------------------------------------------
    4/25/2013      5/25/2013        62,589,767         5.30          8.88
--------------------------------------------------------------------------------
    5/25/2013      6/25/2013        58,107,051         5.30          8.95
--------------------------------------------------------------------------------
    6/25/2013      7/25/2013        55,884,229         5.30          9.00
--------------------------------------------------------------------------------
    7/25/2013      8/25/2013        53,733,261         5.30          9.04
--------------------------------------------------------------------------------
    8/25/2013      9/25/2013        51,661,350         5.30          9.09
--------------------------------------------------------------------------------
    9/25/2013      10/25/2013       49,665,161         5.30          9.11
--------------------------------------------------------------------------------
   10/25/2013      11/25/2013       47,743,163         5.30          9.14
--------------------------------------------------------------------------------
   11/25/2013      12/25/2013       45,892,202         5.30          9.16
--------------------------------------------------------------------------------
   12/25/2013      1/25/2014        44,110,029         5.30          9.15
--------------------------------------------------------------------------------
    1/25/2014      2/25/2014        42,395,192         5.30          9.16
--------------------------------------------------------------------------------
    2/25/2014      3/25/2014        40,744,440         5.30          9.16
--------------------------------------------------------------------------------
    3/25/2014      4/25/2014        39,149,580         5.30          9.14
--------------------------------------------------------------------------------
    4/25/2014      5/25/2014        37,621,177         5.30          9.12
--------------------------------------------------------------------------------
    5/25/2014      6/25/2014        36,148,600         5.30          9.10
--------------------------------------------------------------------------------
    6/25/2014      7/25/2014        34,731,515         5.30          9.07
--------------------------------------------------------------------------------
    7/25/2014      8/25/2014        33,367,810         5.30          9.03
--------------------------------------------------------------------------------
    8/25/2014      9/25/2014        32,056,569         5.30          8.98
--------------------------------------------------------------------------------
    9/25/2014      10/25/2014       30,796,043         5.30          8.94
--------------------------------------------------------------------------------
   10/25/2014      11/25/2014       29,584,015         5.30          8.89
--------------------------------------------------------------------------------
   11/25/2014      12/25/2014       28,418,867         5.30          8.82
--------------------------------------------------------------------------------
   12/25/2014      1/25/2015        27,299,262         5.30          8.73
--------------------------------------------------------------------------------
    1/25/2015      2/25/2015        26,223,877         5.30          8.64
--------------------------------------------------------------------------------
    2/25/2015      3/25/2015        25,190,973         5.30          8.56
--------------------------------------------------------------------------------
    3/25/2015      4/25/2015        24,190,536         5.30          8.46
--------------------------------------------------------------------------------
    4/25/2015      5/25/2015        23,237,595         5.30          8.36
--------------------------------------------------------------------------------
    5/25/2015      6/25/2015        22,319,652         5.30          8.27
--------------------------------------------------------------------------------
    6/25/2015      7/25/2015        21,439,981         5.30          8.16
--------------------------------------------------------------------------------
    7/25/2015      8/25/2015        20,592,198         5.30          8.06
--------------------------------------------------------------------------------
    8/25/2015      9/25/2015        19,779,739         5.30          7.94
--------------------------------------------------------------------------------
    9/25/2015      10/25/2015       18,999,220         5.30          7.83
--------------------------------------------------------------------------------
   10/25/2015      11/25/2015       18,247,671         5.30          7.71
--------------------------------------------------------------------------------
   11/25/2015      12/25/2015       17,527,519         5.30          7.57
--------------------------------------------------------------------------------
   12/25/2015      1/25/2016        16,834,724         5.30          7.45
--------------------------------------------------------------------------------
    1/25/2016      2/25/2016        16,170,974         5.30          7.32
--------------------------------------------------------------------------------
    2/25/2016      3/25/2016        15,533,932         5.30          7.20
--------------------------------------------------------------------------------
    3/25/2016      4/25/2016        14,914,811         5.30          7.07
--------------------------------------------------------------------------------
    4/25/2016      5/25/2016        14,326,801         5.30          6.94
--------------------------------------------------------------------------------
    5/25/2016      6/25/2016        13,757,898         5.30          6.81
--------------------------------------------------------------------------------
    6/25/2016      7/25/2016        13,214,176         5.30          6.68
--------------------------------------------------------------------------------
    7/25/2016      8/25/2016        12,688,231         5.30          6.55
--------------------------------------------------------------------------------
    8/25/2016      9/25/2016        12,185,528         5.30          6.42
--------------------------------------------------------------------------------
    9/25/2016      10/25/2016       11,702,195         5.30          6.29
--------------------------------------------------------------------------------
   10/25/2016      11/25/2016       11,234,705         5.30          6.16
--------------------------------------------------------------------------------
   11/25/2016      12/25/2016       10,787,472         5.30          6.04
--------------------------------------------------------------------------------
   12/25/2016      1/25/2017        10,354,801         5.30          5.92
--------------------------------------------------------------------------------
    1/25/2017      2/25/2017        9,940,876          5.30          5.79
--------------------------------------------------------------------------------
    2/25/2017      3/25/2017        9,542,723          5.30          5.67
--------------------------------------------------------------------------------